                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Telesp Participacoes S.A.


We hereby consent to the use of our report included herein.



/s/ KPMG Peat Marwick



Brasilia, Brazil
October 29, 1998